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                                                                 Exhibit 10.26


                                                                  7 March 1996


The herein agreement entered into by Alfin Inc., 720 Fifth Ave, New York City, Inc. a U.S. corporation (Seller) and Fashion Fragrances & Cosmetics Ltd, an Irish corporation domiciled in Dublin, Republic of Ireland, (Purchaser) on the above date concerns itself with the purchase of trademarks, tradenames, molds, and certain inventory as it involves the business known as Robert Piguet.

Whereas the Purchaser desires to purchase the existing trademarks, tradenames, molds and certain inventory as it concerns the fragrance and related fashion business known as Robert Piguet, and

Whereas the Seller has decided to sell such trademarks, tradenames, molds and certain inventory as it concerns the fragrances Fracas and Bandit and the related fashion business rights of Robert Piguet, the parties hereto agree as follows:

1. Seller represents and warrants that it is the owner of the Robert Piguet, Fracas, and Bandit fragrance trademarks throughout the world, and

2. Seller is the owner of bottle molds and designs for the manufacture of the fragrance bottles of Fracas and Bandit, and

3. Seller is the owner of inventory which the Purchaser can use of bottles, caps and valves, and
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4.  Seller represents that such trademarks, tradenames, molds and inventory are free of any liens, encumbrances and are commercially capable of being used and marketed and that clear title thereto can be passed to Purchaser by the Seller, and

5. That Seller will deliver to the Purchaser before the second closing on March 29, 1996 Seller's documentation of the trademarks set forth above, the list and location of the bottle molds, and a list of the inventory, and

6. Seller will give Purchaser before closing and thereafter any and all historic memorabilia and records as it regards Robert Piguet, Fracas and Bandit that may be in its possession or control.

7. Purchaser agrees that it will purchase the above assets as represented and warranted for the price of $1.2 million plus inventory at Seller's cost.

8. Purchaser shall conduct its due diligence of the assets to satisfy itself as to the representations and warrantees as set forth above, and

9. Purchaser on the signing of this agreement make payment in the amount of $120,000 and

10. Purchaser shall make payment to the Seller on the second closing date hereof on March 29, 1996 in the amount of $380,000 plus inventory at Seller's cost.
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11. Purchaser may at all times hereafter commence preparation and marketing of the trademark products, and

12. Purchaser may request Seller to transfer or deliver the bottle molds and inventory which Seller shall promptly do.

13. Purchaser on October 29, 1996 shall make payment of $300,000 on account of the $1,200,000 purchase price which payment shall be secured to the Seller's satisfaction.

14. Purchaser on July 29, 1997 shall make payment of $400,000 as the final payment of the purchase price, which payment shall be secured to the Seller's satisfaction.

15. Purchaser and Seller shall withhold any announcements of the herein agreement until the second closing of March 29, 1996.

16. The final closing may be deferred by the parties if any material performance as represented above materializes.

17. Seller agrees to execute all necessary documents to transfer the registration of trademarks to the purchaser provided the Seller has been satisfied with the security provided by the Purchaser.




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18. The above represents the agreement of the parties and the signatures set forth below affirm that the corporations have duly approved of the herein transaction and that Purchaser has made the first payment and the Seller has received and accepted such payment.


For Alfin Inc. (Seller)


by  /s/  Jean Farat
   ----------------------------
   Jean Farat, Chairman

                                For Fashion Fragrances & Cosmetics Ltd

                                by  /s/ John Ledes
                                   ---------------------------------
                                   John Ledes, Director